                                                                     Exhibit 4.5

                         REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of December 15, 1995 by and among Exide Corporation, a Delaware corporation (the "Company"), and Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and BT Securities Corporation (the "Placement Agents") pursuant to the Placement Agreement, dated as of December 11, 1995 (the "Placement Agreement"), between the Company and the Placement Agents. In order to induce the Placement Agents to enter into the Placement Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

          The Company agrees with the Placement Agents, (i) for their benefit as Placement Agents and (ii) for the benefit of the holders from time to time of the Notes (including the Placement Agents) and the holders from time to time of the Common Stock issued upon conversion of the Notes (each of the foregoing a "Holder" and together the "Holders"), as follows:

          1.  Definitions.  Capitalized terms used herein without definition
              -----------
shall have their respective meanings set forth in the Placement Agreement. As used in this Agreement, the following terms shall have the following meanings:

          Affiliate:  "Affiliate" means, with respect to any specified person,
          ---------
     (i) any other person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified person or
     (ii) any officer or director of such other person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

          Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday
          ------------
     that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

          Common Stock:  The shares of common stock, $.01 par value per share,
          ------------
     of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, in each case, as issuable or issued upon conversion of the Notes.

          Damages Accrual Period:  See Section 2(e) hereof.
          ----------------------

          Deferral Period:  See Section 2(d) hereof.
          ---------------

          Effectiveness Period:  The period commencing with the date hereof and
          --------------------
     ending on the earlier of the expiration of the time period referred to in Rule 144(k) (taking into account the provisions of Rule 144(d) under the Securities Act) and the date that all Registrable Securities have ceased to be Registrable Securities.

          Event:  See Section 2(e) hereof.
          -----

          Event Date:  See Section 2(e) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
     the rules and regulations of the SEC promulgated thereunder.

          Filing Date:  See Section 2(a) hereof.
          -----------

          Holder:  See the second paragraph of this Agreement.
          ------

          Indenture:  The Indenture, dated as of December 15, 1995, between the
          ---------
     Company and The Bank of New York, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Shelf Registration:  See Section 2(a) hereof.
          --------------------------

          Managing Underwriters:  The investment banking firm or firms that
          ---------------------
     shall manage or co-manage an Underwritten Offering.

          Notes:  The 2.90% Convertible Senior Subordinated Notes due 2005 of
          -----
     the Company being issued and sold pursuant to the Placement Agreement and the Indenture.

          Notice Holder:  See the second paragraph of Section 2(d)(i) hereof.
          -------------

          Placement Agents:  Morgan Stanley & Co. Incorporated, Salomon Brothers
          ----------------
Inc and BT Securities Corporation.

          Placement Agreement:  See the first paragraph of this Agreement.
          -------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
     (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Registrable Securities:  The Common Stock of the Company into which
          ----------------------
     the Notes are convertible or converted, whether or not such Notes have been converted, and at all times subsequent thereto, and any Common Stock issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such Common Stock, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is saleable by the holder thereof pursuant to Rule 144(k) or (iii) it is sold to the public pursuant to Rule 144, and, as a result of the event or circumstance described in either of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Indenture are removed or removable in accordance with the terms of the Indenture.

          Registration Expenses:  See Section 5 hereof.
          ---------------------

          Registration Statement:  Any registration statement of the Company
          ----------------------
     which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments, and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 under the Securities Act, as such Rule may be
          --------
     amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 144(k):  Rule 144(k) under the Securities Act, as such Rule may
          -----------
     be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          Rule 144A:  Rule 144A under the Securities Act, as such Rule may be
          ---------
     amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
     and regulations promulgated by the SEC thereunder.

          Selling Period:  See the second paragraph of Section 2(d)(i) hereof.
          --------------

          Shelf Registration:  See Section 2(a) hereof.
          ------------------

          shelf registration statement:  A registration statement for an
          ----------------------------
     offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act registering the resale from time to time by the holders thereof of all of the Registrable Securities upon and following conversion of the Notes.

          Subsequent Shelf Registration:  See Section 2(b) hereof.
          -----------------------------

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Trustee:  The Trustee under the Indenture.
          -------

          Underwritten Registration or Underwritten Offering:  A registration in
          --------------------------------------------------
     which Registrable Securities are sold to an underwriter for reoffering to the public.

          2.   Shelf Registration.
               ------------------

          (a) Shelf Registration.  The Company shall prepare and file with the
              ------------------
SEC, as soon as practicable but in any event on or prior to the date sixty (60) days following the latest date of original issuance of the Notes (the "Filing Date"), a shelf registration statement (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of the Registrable Securities for resale by the Holders in one or more Underwritten Offerings, privately negotiated transactions, sales on the New York Stock Exchange, sales to brokers or dealers or otherwise. The Company shall use reasonable efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable and to keep the Initial Shelf Registration continuously effective under the Securities Act until the earlier of the expiration of the Effectiveness Period or the date a Subsequent Shelf Registration (as defined below) covering all of the Registrable Securities has been declared effective under the Securities Act.
The Initial Shelf Registration and all Subsequent Shelf Registrations shall be referred to herein collectively as the "Shelf Registration".

          (b) If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effective Period (other than because all Registrable Securities registered thereunder shall have been sold or shall have ceased to be Registrable Securities), the Company shall use reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional shelf registration statement covering all of the Registrable Securities (a "Subsequent Shelf Registration") unless an amendment or Subsequent Shelf Registration could not reasonably be expected to remedy such lapse. If a Subsequent Shelf Registration is filed, the Company shall use reasonable efforts to cause such Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

          (c) The Company shall supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form under the Securities Act used by the Company for such Shelf Registration, if required by the Securities Act or if reasonably requested by the Placement Agents or by the Trustee on behalf of the Holders of the Registrable Securities covered by such Registration Statement or by the Managing Underwriters of such Registrable Securities; provided that the party or parties making such request shall have furnished to the Company with such request a written description of such request and reasonable legal grounds therefor.

          (d) Each Holder of Registrable Securities agrees that if such Holder wishes to distribute its Registrable Securities pursuant to a Shelf Registration and related Prospectus, it will do so only in accordance with this Section 2(d). Each Holder of Registrable Securities agrees to give written notice to the Company prior to any intended distribution of Registrable Securities under the Shelf Registration, which notice shall specify the date on which such Holder intends to begin such distribution. By giving such notice, the Holder consents and agrees to the terms and conditions of this Agreement and accepts both the rights and duties set forth herein. Within five Business Days after receipt of such notice, the Company shall either:

          (i) (A) If necessary, prepare and file with the Commission a post-effective amendment to the Shelf Registration or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) provide the Holders of the Registrable Securities who gave such notice copies of any documents filed pursuant to Section 2(d)(i)(A); and (C) inform each such Holder that the Company has complied with its obligations in Section 2(d)(i)(A) or that it is not necessary for the Company to take any of the actions described in Section 2(d)(i)(A) (or that, if the Company has filed a post-effective amendment to the Shelf Registration which has not yet been declared effective, the Company will notify each such Holder to that effect, will use reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as practicable and will immediately notify each such Holder when the amendment has become effective).

          Each Holder who has given notice of intention to distribute such Holder's Registrable Securities in accordance with this Section 2(d) (a "Notice Holder") shall distribute all or any such Registrable Securities pursuant to the Shelf Registration and related Prospectus only upon notice by the Company that the Registration Statement and Prospectus may be used for such purpose pursuant to clause 2(d)(i)(C) above and only during the 45-day period commencing with the date on which the Company gives such notice (such 45-day period is referred to as a "Selling Period"). The Notice Holders will not distribute any Registrable Securities pursuant to such Registration Statement or Prospectus after such Selling Period without giving a new notice of intention to distribute pursuant to Section 2(d) hereof and receiving a further notice from the Company pursuant to Section 2(d)(i)(C) hereof.

          (ii) In the event of the happening of any event (A) of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), or 3(c)(vi) hereof or (B) that the Company believes in good faith makes it advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes in good faith that public disclosure will be disadvantageous to the Company and/or its stockholders, the Company shall deliver a certificate in writing, signed by its Chief Executive Officer, Chief Financial Officer, General Counsel or Treasurer, to the Notice Holders, and the Managing Underwriters, if any, to the effect of the foregoing and, upon receipt of such certificate, each such Notice Holder's Selling Period will not commence or shall be suspended until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in Section 2(d)(i)(A) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and it has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use reasonable efforts to ensure that the use of the Prospectus may be resumed, and the Selling Period will commence or recommence, as soon as practicable and, in the case of a pending development or event referred to in Section 2(d)(ii)(B) hereof, as soon as the earlier of (x) public disclosure of such pending material corporate development or similar material event or (y) the date upon which in the judgment of the Company, public disclosure of such material corporate development or similar material event would not be disadvantageous to the Company and/or its stockholders. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right under this
     Section 2(d)(ii) to defer the commencement or recommencement of Selling Periods more than one (1) time in any three (3) month period or two (2) times in any twelve (12) month period, and each such period in which Selling Periods are suspended shall not exceed thirty-five (35) days (a "Deferral Period").

          (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration has not been filed on or prior to the Filing Date, (ii) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration, (iii) the aggregate number of days in any one Deferral Period exceeds the periods permitted pursuant to Section 2(d)(ii) hereof or (iv) the number of Deferral Periods exceeds the number permitted pursuant to Section 2(d)(ii) hereof (each of the events of a type described in any of the foregoing clauses (i) through (iv) are individually referred to herein as an "Event," and the Filing Date in the case of clause (i), the date on which the effectiveness of the Shelf Registration has been suspended or proceedings with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have been commenced in the case of clause (ii), the date on which the duration of a Deferral Period exceeds the periods permitted by
Section 2(d)(ii) hereof in the case of clause (iii), and the date of the commencement of a Deferral Period that causes the limit on the number of Deferral Periods under Section 2(d)(ii) hereof to be exceeded in the case of clause (iv), being referred to herein as an "Event Date"). Events shall be deemed to continue until the "Event Termination," which shall be the following dates with respect to the respective types of Events: the date the Initial Registration Statement is filed in the case of an Event of the type described in clause (i), the date that all stop orders suspending effectiveness of the Shelf Registration have been removed, in the case of Events of the types described in clause (ii), termination of the Deferral Period which caused the periods permitted by Section 2(d)(ii) to be exceeded in the case of the commencement of an Event of the type described in clause (iii), and termination of the Deferral Period the commencement of which caused the number of Deferral Periods permitted by Section 2(d)(ii) to be exceeded in the case of Events of the type described in clause (iv).

          Accordingly, upon the occurrence of any Event and until such time as there are no Events which have occurred and are continuing (a "Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, the Company agrees to pay, as liquidated damages, and not as a penalty, an additional amount (the "Liquidated Damages Amount"): (A)(i) to each holder of a Note that is a Notice Holder, accruing at a rate equal to one-half of one percent per annum (50 basis points) on the aggregate principal amount at maturity of Notes held by such Notice Holder and (ii) to each holder of Common Stock that is a Notice Holder, accruing at a rate equal to one-half of one percent per annum (50 basis points) calculated on an amount equal to the aggregate principal amount at maturity of the Notes that were converted into such Common Stock; and
(B) if the Damages Accrual Period continues for in excess of thirty (30) days, from and after the end of such thirty (30) day period until the end of the applicable Damages Accrual Period, (i) to each holder of a Note (whether or not a Notice Holder), accruing at a rate equal to one-half of one percent per annum (50 basis points) on the aggregate principal amount at maturity of Notes held by such holder and (ii) to each holder of Common Stock (whether or not a Notice Holder), accruing at a rate equal to one-half of one percent per annum (50 basis points) calculated on an amount equal to the aggregate principal amount at maturity of the Notes that were converted into such Common Stock. Notwithstanding the foregoing, no Liquidated Damages Amounts shall accrue under clause (A) of the preceding sentence during any period for which Liquidated Damages Amounts accrue under Clause (B) of the foregoing sentence or as to any Registrable Securities from and after the earlier of (x) the date such securities are no longer Registrable Securities, and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.

          The Company shall pay the liquidated damages due on any Notes or Common Stock by depositing with the Trustee under the Indenture (with respect to payments to be made to holders of Notes) or with the Registrar of the Common Stock (with respect to payments to be made to holders of Common Stock), in trust, for the benefit of the holders of Notes or Common Stock or Notice Holders, as the case may be, entitled thereto, at least one Business Day prior to the applicable payment date, sums sufficient to pay the liquidated damages accrued or accruing since the last preceding payment date through such payment date. For these purposes, subject to the proviso set forth in the next sentence, payment dates will be the same dates as the interest payment dates with respect to the Notes under the Indenture. The Liquidated Damages Amount due shall be payable to the holder of Notes or Common Stock entitled thereto on such payment date to the holders of record thereof on the applicable record date (corresponding to the record dates for interest payments on the Notes), provided that accrued and unpaid Liquidated Damages Amounts shall be paid on the applicable redemption date upon the redemption of any Note (to the extent accrued with respect to such Note) and, in the event of redemption of all Notes, shall also be paid on such redemption date to the holders of Common Stock (to the extent accrued with respect to such Common Stock). The Trustee or Registrar of Common Stock, as applicable, shall be entitled, on behalf of the holders of the Notes, Common Stock and Notice Holders, to seek any available remedy for the enforcement of this Agreement, including for the payment of such liquidated damages. Nothing shall preclude a Notice Holder or holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement, in addition to the payment of the Liquidated Damages Amount.

          All of the Company's obligations set forth in this Section 2(e) which are outstanding with respect to any Registrable Securities at the time such security ceases to be a

Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(o)).

          The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by holders of Registrable Securities by reason of the failure of the Shelf Registration to be filed or declared effective or unavailable (absolutely or as a practical matter) for effecting resales of Registrable Securities, as the case may be, in accordance with the provisions hereof.

          3.   Registration Procedures.  In connection with the Company's
               -----------------------
registration obligations under Section 2 hereof, the Company shall effect such registration to permit the sale of the Registrable Securities, and pursuant thereto the Company shall as expeditiously as possible:

          (a) As described in Section 2(a), prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof, and use reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that before filing any such Registration
                      --------
     Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the Company shall furnish to the Placement Agents and the Managing Underwriters of such offering, if any, copies of all such documents proposed to be filed, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and that the Company is required by applicable securities laws or stock exchange requirements to file) to which the Holders of a majority of the Registrable Securities covered by such Registration Statement, the Placement Agents, any Managing Underwriters or their counsel shall reasonably object in writing within two full Business Days of receipt thereof; provided that the party or parties objecting shall have furnished to the Company with such objection a written description of such objection and reasonable legal grounds therefor.

          (b) Subject to Section 3(a), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective throughout the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and Prospectus.

          (c) Notify the selling Holders, the Placement Agents, and the Managing Underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus, any Prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,
     (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the existence of any fact or happening of any event which makes any statement of a material fact in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

          (e) If reasonably requested by the Placement Agents or the Managing Underwriters, if any, or the Holders of a majority of the Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Placement Agents or their counsel, the Managing Underwriters, if any, or their counsel or such Holders, in connection with any offering of Registrable Securities, believe should be included therein as required by applicable law, provided that the party or parties making such a request shall have furnished to the Company with such request a written description of such request and reasonable legal grounds therefor, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided that the Company shall not
                                             --------
     be required to take any actions under this Section 3(e) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

          (f) Furnish to each Notice Holder, and the Placement Agents and their counsel, and each Managing Underwriter, if any, and their counsel without charge, at least one conformed copy of the Registration Statement or Statements and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by such holder, counsel, Placement Agents or underwriter).

          (g) Deliver to each Notice Holder, and the Placement Agents and their counsel and each Managing Underwriter, if any, and their counsel in connection with any offering of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request (such request to include the address and other information to which such documents are to be delivered); and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the Notice Holders and the Underwriters, if any, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

          (h) Solely to facilitate the resale of Registrable Securities under a Registration Statement, prior to any public offering of Registrable Securities, to register or qualify such Registrable Securities for offer and sale under the securities or Blue Sky laws of the states of the United States; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(h), (B) file any general consent to service of process or (C) subject itself to taxation in any such jurisdiction if it is not so subject.

          (i) Solely to facilitate the resale of Registrable Securities under a Registration Statement, cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the selling Holder or Holders thereof or the Managing Underwriters, if any, to consummate the disposition of such Registrable Securities.

          (j) During any Selling Period (other than during a Deferral Period), immediately upon the existence of any fact or the occurrence of any event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or a Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly prepare and file (subject to the proviso in Section 3(a)) a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use reasonable efforts to cause it to become effective as soon as practicable.

          (k) Enter into such agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonably necessary actions in connection therewith (including, in the event of an underwritten offering, those reasonably requested by the Managing Underwriters, if any, or the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into, and if the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters with respect to the business of the

     Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers similar to the Company to underwriters in underwritten offerings and confirm the same if and when requested; (ii) use reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters and their counsel and the Holders of a majority of the Registrable Securities being sold) addressed to each of the underwriters or, if there are no underwriters, to the selling holders covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Managing Underwriters and their counsel or the selling holders, as the case may be; (iii) use reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the selling Holders as a group and each of the Managing Underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold, the Managing Underwriters and their counsel to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company. The form, scope and substance of the underwriting agreement entered into by the Company in connection with its public offering of common stock in December 1994 are deemed reasonable for purposes of this Section. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

          (l) If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available for inspection, during regular business hours and after reasonable advance notice, by a representative of the Holders of Registrable Securities being sold, any Managing Underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as reasonably requested, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, Managing Underwriter, attorney or accountant in connection with such disposition; subject to reasonable assurances by each such person that such information will only be used in connection with matters relating to such Registration Statement.

          (m) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (n) Cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the holders may request.

          (o) Provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture and the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

          (p) Cause all Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange and each securities exchange or quotation system on which the Company's Common Stock is then listed no later than the date the Registration Statement is declared effective.

          (q) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

          4.   Holder's Obligations.  Each Holder agrees, by acquisition of the
               --------------------
Notes and Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with the notice required pursuant to Section 2(d) hereof and, promptly after the Company's request, such other information regarding such Holder and the distribution of such Registrable Securities as may be required to be included in the Registration or the Prospectus or the Company may from time to time reasonably request. The Company may exclude from such registration the Registrable Securities of any Holder who does not furnish such information provided above for so long as such information is not so furnished. Each Holder of Registrable Securities as to which any Registration Statement is being effected agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such Prospectus, in light of the circumstances under which they were made, not misleading.

          5.   Registration Expenses.  All fees and expenses incident to the
               ---------------------
Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective.
Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the SEC, the National Association of Securities Dealers, Inc. and any securities exchange on which the Company's Common Stock is then listed and (y) relating to compliance with federal securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdiction as may be required under Section 3(h) hereof)), (ii) all expenses incurred in connection with the preparation, word processing, printing and distribution of any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iii) the reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock,
(iv) messenger, telephone and delivery expenses relating to the performance of the Company's obligations hereunder, (v) fees and disbursements of counsel for the Company and the reasonable fees and disbursements of counsel for the Holders in connection with the Shelf Registration (provided, that the Company shall not
                                           --------
be liable for the fees and expenses of more than one separate firm for all parties participating in any transaction hereunder), (vi) fees and disbursements of all independent certified public accountants referred to in Section 3(k)(iii) hereof (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and (vii) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay all selling expenses and all registration expenses, to the extent that the Company is prohibited by applicable Blue Sky laws from paying for such expenses or on behalf of such seller of Registrable Securities.

          6.   Indemnification.
               ---------------

          (a) The Company agrees to indemnify and hold harmless the Placement Agents, each Holder and each person, if any, who controls the Placement Agents or any Holder within the meaning of either Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, or is under common control with, or is controlled by, the Placement Agents or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agents, any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agents or any Holder furnished to the Company in writing by the Placement Agents or any selling Holder expressly for use therein or by such Holder's failure to deliver a copy of the Prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

          (b) Each Holder agrees, and such agreement shall be evidenced by the Holder delivering to the Company the notice described in Section 2(d) hereof, severally and not jointly, to indemnify and hold harmless the Company, the Placement Agents and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each person, if any, who controls the Company, the Placement Agents and any other selling Holder within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agents and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or by or on behalf of such Holder's failure to deliver a copy of the Prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agents and all persons, if any, who control the Placement Agents within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Placement Agents and persons who control the Placement Agents, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In such case involving the Holders and such persons who control Holders, such firm shall be designated in writing by the holders of the majority of Registrable Securities sold pursuant to the Registration Statement. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraph (a) or paragraph
(b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the distribution of Registrable Securities pursuant to a Registration Statement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.
Benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement (before deducting expenses) of the Notes pursuant to the Placement Agreement. Benefits received by the Placement Agents shall be deemed to be equal to the total purchase discounts and commissions received by them pursuant to the Placement Agreement and benefits received by any other Holders shall be deemed to be equal to the value of having the sale of shares of Common Stock by such Holders registered under the Securities Act and Blue Sky laws. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such losses. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective number of Registrable Securities of such Holder that were registered pursuant to a Registration Statement, and not joint.

          (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents, any Holder or any person controlling the Placement Agents or any Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, (iii) acceptance of any of the Registrable Securities and (iv) any sale of Registrable Securities pursuant to a Registration Statement.

          The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder, under the Placement Agreement or otherwise. The provisions of this Section 6 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any holder or any termination of this Agreement.

          7.   Information Requirements.
               ------------------------

          (a) The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such filing requirements. The Company further covenants that it will cooperate with any holder of Registrable Securities and take such further reasonable action as any holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

          (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to continue to be eligible to file registration statements on Form S-3 during the Effectiveness Period.

          8.   Miscellaneous.
               -------------

          (a) Remedies.  In the event of a breach by the Company of its
              --------
obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Conflicting Agreements.  The Company has not, as of the date
              -------------------------
hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

          (c) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then outstanding Common Stock constituting Registrable Securities (with holders of Notes deemed to be the holders, for purposes of this Section, of the number of outstanding shares of Common Stock into which such Notes are convertible). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this
                      --------
sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Company by means of a written notice given in accordance with the provisions of this Section 8(d), which address initially is, with respect to the Placement Agents, the address set forth in the Placement Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Placement Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(d).

          All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee and the Registrar for the Common Stock.

          Each Managing Underwriter shall provide notice to the Company of its service in such capacity and such notice shall contain information as to where communications to such Managing Underwriter should be directed.

          (e) Approval of Holders.  Whenever the consent or approval of holders
              -------------------
of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Placement Agents or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

          (f) Successors and Assigns.  Any person who purchases any Registerable
              ----------------------
Securities shall be deemed, for purposes of this Agreement, to be an assignee of such Placement Agent. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each holder of any Registrable Securities.

          (g) Third Party Beneficiary.  The Holders shall be third party
              -----------------------
beneficiaries to the agreements made in this Agreement and each of the Holders shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights.

          (h) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

          (i) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (j) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF
              -------------
THE STATE OF NEW YORK.

          (k) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

          (l) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Common Stock of the Company into which Notes are convertible. Except as provided or disclosed in the Placement Agreement, including the exhibits and schedules thereto, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Common Stock of the Company into which the Notes are convertible. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

          (m) Attorneys' Fees.  In any action or proceeding brought to enforce
              ---------------
provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (n) Further Assurances.  Each of the parties hereto shall use all
              ------------------
reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

          (o) Termination.  This Agreement and the obligations of the parties
              -----------
hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with their terms.